Offerings - Offering: 1	Mar. 12, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 2,000,000.00
Amount of Registration Fee	$ 276.20
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 14,320 Units (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Unit as of close of business on September 30, 2025 of $139.66. The fee of $276.20 was paid in connection with the filing of the Schedule TO-I by Destiny Alternative Fund LLC on November 27, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.